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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          June 14, 2001 (June 12, 2001)
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               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (501) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Beverly Enterprises, Inc. announced on June 12, in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, that it provided updates on its plans and performance to investors at the Goldman Sachs Health Care conference in Dana Point, CA.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99.1 - Press Release dated June 12, 2001




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEVERLY ENTERPRISES, INC.


Date: June 14, 2001
                                     By:  /s/  PAMELA H. DANIELS
                                          Pamela H. Daniels
                                          Senior Vice President, Controller and
                                          Chief Accounting Officer


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                                INDEX TO EXHIBITS

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EXHIBIT                            DESCRIPTION
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

99.1                               Press Release dated June 12, 2001
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